THIS GENERAL SECURITY AGREEMENT made this 18th day of June, 2008, (hereinafter the “Agreement”).

BY:

KERRISDALE RESOURCES LTD.
(hereinafter referred to as the "Debtor")

- in favour of -

BRIAN MAHOOD
(hereinafter referred to as the "Secured Party")

GENERAL SECURITY AGREEMENT

WHEREAS all of the shares of the Debtor (hereinafter “the Shares”) were sold by the Secured Party to Scout Exploration Inc. (hereinafter the “Purchaser”) pursuant to a Share Purchase Agreement dated effective the 1st day of January, 2008 (hereinafter the “Effective Date”).

AND WHEREAS Three Hundred Fifty Thousand ($350,000.00) Dollars of the purchase price for the Shares remained outstanding following the closing of the above-referenced share purchase transaction (hereinafter the “Principal Amount”) and the Debtor has assumed and accepted the obligation of the Purchaser to the Secured Party of all the Purchaser’s obligations to the Secured Party under the Share Purchase Agreement including the obligation to issue this Agreement to the Secured Party;

AND WHEREAS, due to the Debtor’s assumption of the obligations of the Purchaser to the Secured Party, the Debtor intends to grant to the Secured Party a security interest in all of real and personal assets of the Debtor owned as of the date upon which this Agreement is executed, specifically including a number of oil and gas leases owned by the Debtor or in which the Debtor holds beneficial interests to petroleum and natural gas leases legally described in Schedule “B“ attached hereto and made a part hereof;

NOW THEREFORE IN CONSIDERATION of the recitals hereto, included herein, the representations, warranties, covenants and agreements set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Definitions

In construing this Agreement:

(a)	“Act” means the Personal Property Security Act, Statutes of Alberta, 2000, c. P-7 as amended;

(b)
“Collateral” means all personal property of the Debtor as of the date this Agreement is executed including all Goods, Chattel Paper, Securities, Documents of Title, Instruments, Money, Intangibles; and all real property of the Debtor including all charges on land or interests in land and petroleum and natural gas leases described in Schedule "A" attached hereto and forming part of this Agreement; and all parts, accessories, attachments, equipment, additions, accretions thereto and property thereof, together with any equipment or accessories placed upon or repairs made to the foregoing during the continuance of this Agreement;

(c)
“Indebtedness” means the Principal Amount or aggregate outstanding at any given time of all loans and advances made or credit granted, or which may be made or granted, by the Secured Party to the Debtor under the Share Purchase Agreement and otherwise and interest on such loans and advances or credit granted and all costs, charges and expenses of, or incurred by the Secured Party, in connection with protecting, preserving, realizing upon or collecting the Collateral or attempting to do so or otherwise and all other obligations and liabilities, present or future, direct or indirect, absolute or contingent, matured or not, of the Debtor to the Secured Party arising from this or any other agreement or dealings between the Secured Party and the Debtor or from any agreement or dealings with any person by which the Secured Party may be or become in any manner whatsoever a creditor of the Debtor or otherwise howsoever arising and whether the Debtor be bound alone or with another or others and whether as principal or surety including all reasonable legal fees and disbursements incurred by the Secured Party in connection with all of the foregoing as between a solicitor and his own client;

(d)	Unless specifically defined herein, all capitalized terms used herein shall have the same meaning as ascribed to them in the Act.

2.	Security Interest

For Value given by the Secured Party to the Debtor, the receipt and sufficiency of which the Debtor hereby acknowledges, the Debtor hereby grants to the Secured Party a Security Interest in the Collateral and Proceeds to secure payment of the Indebtedness and performance of any and all obligations of the Debtor to the Secured Party.

3.	Covenants

The Debtor covenants and agrees with the Secured Party:

(a)	that on execution of this Agreement the Debtor will be in possession of the Collateral or be entitled to possession of the Collateral;

(b)
to do, execute, acknowledge and deliver such financing statements and further assignments, transfers, conveyances, documents, acts, matters and things as may be reasonably requested by the Secured Party of or with respect to the Collateral in order to give effect to these presents and to pay all costs for searches and filings in connection therewith and for the preparation of this Agreement, including solicitor's fees and disbursements incurred by the Secured Party in connection with the foregoing, as between a solicitor and his own client; and including the issuance of notices of the filing of a financing statement in the PPR Alberta in respect of this Agreement to the lessors of freehold petroleum and natural gas leases included in the real property interests described in Schedule “A” hereto and the filing of Security Notices with Alberta Energy in respect of all Alberta Crown petroleum and natural gas leases included in the real property interests described in Schedule “A” hereto in which the Corporation holds a working interest of record with Alberta Energy;

(c)	to deliver to the Secured Party from time to time, forthwith upon request, any Documents of Title, Instruments, Securities and Chattel Paper constituting, representing or relating to the Collateral;

(d)	to give the Secured Party prompt and immediate notice of:

(i)	the occurrence of any event of default hereunder or of any other event which, with the giving of notice or the lapse of time, would constitute an event of default hereunder;

(ii)	any loss or damage to the Collateral;

(iii)	any change of the Debtor's name; and,

(iv)	any change in the information contained herein or in the Schedules hereto relating to the Debtor's business or the Collateral;

(e)	to prevent the Collateral, or any part thereof, from being or becoming an Accession or Fixture to other property not covered by this Agreement, if applicable;

(f)
that if by reason of location of the Collateral or otherwise the creation, validity or perfection of the Security Interest provided for herein is governed by a law of a jurisdiction other than Alberta, then the Debtor shall take such steps and execute and deliver such papers as the Secured Party may from time to time request to comply with the Personal Property Security Act and other laws of another province or provinces, or the laws of Canada.

(g)
To diligently maintain, use and operate the Collateral and to conduct the Debtor’s affairs in a proper and efficient manner so as to preserve and protect the Collateral and the earnings, income, rents and profits thereof;

(h)
Not to sell, exchange, transfer, assign, lease or otherwise dispose of the Collateral or any interest therein other than in the ordinary course of the Debtor’s business UNLESS with the prior written consent of the Secured Party had and delivered, not to be unreasonably withheld;

(i)
To maintain insurance on all of the Collateral which is of a character usually insured in comparable circumstances with reputable insurers against loss or damage by fire or other hazards and to deliver to the Secured Party evidence of such insurance satisfactory to the Secured Party;

(j)
To pay all rents, taxes, rates, levies, assessments and government fees or dues lawfully levied, assessed or imposed in respect of the Collateral or any part thereof as and when the same shall become due and payable and to exhibit to the Secured Party, on demand, the receipts and vouchers establishing such payments;

(k)
To keep proper books of accounts in accordance with generally accepted accounting principals, consistently applied,  and to furnish to the Secured Party, within 48 hours following the Secured Party’s request during normal business hours,  such financial information and statements relating to the Collateral as the Secured Party may from time to time require;

(l)	To notify the Secured Party promptly of:

(i)	Any significant default in the payment to the Debtor of accounts which are part of the Collateral; and

(ii)	All litigation before any court, administrative board or other tribunal affecting the Debtor or the Collateral;

(m)	To furnish to the Secured Party such other information with respect to the Collateral as the Secured Party may from time to time require;

(n)	Not to, without the prior written consent of the Secured Party, create any other security interest, mortgage, hypothec charge, lien or other encumbrance upon the Collateral or any part thereof ranking or purporting to rank in priority to or equally with the Security Interest; and

(o)
To defend the title to the Collateral against all persons and, upon demand by the Secured Party, to furnish such further assurance of title and to execute any written instruments or do any other acts necessary to make effective the purposes and provisions of this Agreement.

4.	Default

The happening of any of the following shall constitute default by the Debtor hereunder:

(a)	if the Debtor shall default in making any payment due to the Secured Party with respect to the Indebtedness;

(b)	if the Debtor shall be in default under or be in breach of any provision of this Agreement or of any other agreement between the Debtor and the Secured Party including any promissory note;

(c)
if the Debtor shall fail to pay any charges, rents, taxes, or rates on leasehold property, or other charges of a like nature, or if the Debtor fails to observe and perform any of the covenants, payments or conditions in any lease, license, concession, agreement, mortgage, agreement for sale, charge or encumbrance;

(d)	if the Debtor makes default in the payment of the principal or interest forming part of the Indebtedness;

(e)	if an order shall be made or an effective resolution passed for the winding up of the Debtor, or if a petition is filed for the winding-up of the Debtor;

(f)
if the Debtor shall make an assignment for the benefit of creditors or be declared bankrupt, or if a custodian or receiver or receiver and manager or other officer with similar powers be appointed with respect to the Debtor or any of the Debtor's property or if the Debtor voluntarily files a petition in bankruptcy, or commits any act of bankruptcy or proposes to take the benefit of any provision of the Companies Creditors Arrangement Act as now or hereafter in force or makes any arrangement with its creditors pursuant to the terms of the Business Corporations Act of Alberta or the Canada Business Corporations Act as now or hereafter in force;

(g)	if the Debtor ceases or demonstrates an intention to cease carrying on business;

(h)	if the Debtor passes or purports to pass any resolution or takes or purports to take any corporate proceedings to enable it to take proceedings for its dissolution, liquidation or amalgamation;

(i)
if the Debtor shall lose its charter by expiration, forfeiture or otherwise or if a receiver or a receiver-manager for all or any part of the Debtor's assets or any other party with like powers shall be appointed;

(j)
except for sales of Inventory in the ordinary course of business, if any assets of the Debtor are either directly or indirectly (including, without limitation, by way of transfer or sale of shares) sold, transferred, removed, alienated or disposed of in any manner whatsoever by the Debtor without the written consent of the Secured Party, not to be unreasonably withheld, or if the Secured Party, in its sole discretion, deems the Debtor's assets or any part thereof are in danger of being sold, transferred, assigned, conveyed, removed, alienated or disposed of;

(k)
if the Secured Party, acting commercially reasonably, deems itself insecure or decides that the Collateral is or is likely to be in jeopardy or the Secured Party has commercially reasonable grounds to believe that the prospect of payment or performance of the obligations of the Debtor is or is likely to be impaired;

(l)
if the Security Interest granted to the Secured Party hereunder shall cease to be in full force and effect or the validity thereof or of any of the obligations of the Debtor hereunder shall be disaffirmed by or on behalf of the Debtor;

(m)	Any of the representations and warranties in this agreement were incorrect in any material respect when made or deemed to have been made;

(n)	Any encumbrancer takes possession or purports to or attempts to take possession of the Collateral or any part thereof without the prior written consent of the Secured Party had and received;

(o)	Any execution or other process of any court becomes enforceable against the Debtor or any distress or analogous process is levied upon the Collateral or any part thereof.

5.	Remedies

Upon default by the Debtor hereunder:

(a)
the Secured Party, at its sole discretion, may declare any or all of the Indebtedness, which is not by its terms payable on demand, to be immediately due and payable, without demand or notice of any kind.  Notwithstanding the foregoing, the Debtor acknowledges that the Secured Party may in its sole, absolute and unfettered discretion demand payment with respect to any portion of the Indebtedness which may now or hereafter be payable on demand;

(b)
the Debtor will forthwith upon demand transfer to the Secured Party title to all of the Collateral. In any event, at its option, the Secured Party may take such steps as it considers necessary or desirable to obtain possession of all or any part of the Collateral;

(c)
the Secured Party may proceed to enforce payment of the Indebtedness and exercise all of the rights and remedies of the Secured Party provided for in this Agreement and in the Act, as well as any and all other rights and remedies available to the Secured Party at law or in equity, and may proceed to enforce any other Security Agreement entered into between the Debtor and the Secured Party;

(d)
the Debtor agrees to assign to the Secured Party, in writing, at the Secured Party's option, any rental or royalty payments due or to become due to the Debtor from or under any lease of the Collateral, if applicable;

(e)
the Secured Party may by instrument in writing appoint any person or persons, a Receiver or Manager or Receiver and Manager (hereinafter called the "Receiver") of the Collateral or any part thereof and may remove the Receiver so appointed by it and appoint another or others in his or their stead or may take proceedings in any court of competent jurisdiction for the appointment of a Receiver of all or any part of the Collateral and:

(i)	the Secured Party may from time to time fix the remuneration of the Receiver;

(ii)
the Receiver shall so far as concerns responsibility for his acts and omissions be deemed to be the agent of the Debtor and not the agent of the Secured Party and the Secured Party shall not be responsible in any way for any misconduct or negligence on the part of the Receiver;

(iii)	the Debtor shall cooperate fully with and assist the Receiver forthwith upon request and shall promptly confirm and ratify all acts of the Receiver;

(iv)
the Secured Party shall not be responsible or liable for any debts contracted by the Receiver or for damages to persons or property or for salaries or for non-fulfillment of contracts during any period when the Receiver is in possession of the Collateral;

(v)
the Debtor shall yield up possession of the Collateral and the conduct of the Debtor's business in connection therewith to the Receiver upon demand to the extent that possession or management is, in the sole discretion of the Receiver, necessary for or incidental to realizing on or dealing with the Collateral or the exercise of any rights or duties granted to or imposed upon the Receiver under this Agreement and the Debtor shall facilitate by all legal means the actions of the Receiver and shall not interfere with the carrying out of the powers hereby granted to the Receiver and the Debtor shall forthwith execute such documents and transfers as may be necessary to place the Receiver in legal possession of the Collateral;

(vi)	the Secured Party or any subsidiary, agent or representative thereof may become purchasers at any sale of the Collateral whether such sale is made under any power of sale contained in this Agreement or pursuant to judicial proceedings;

(vii)
to enable the Receiver to exercise the powers granted pursuant to the terms of this Agreement the Debtor hereby irrevocably appoints the Receiver attorney on the Debtor's behalf to do all acts and things on behalf of and in the name of the Debtor as may be authorized by the provisions of this Agreement, including carrying out any sale of any or all of the Collateral and affixing the seal of the Debtor, if a corporation, to any deeds, transfers, conveyances, assignments, assurances, documents and things which in the Receiver's discretion ought to be executed to complete any sale or transfer of any or all of the Collateral or alternatively, to execute the same under the Receiver's own seal, by conveying in the name of and on behalf of the Debtor; and any deed, transfer or other instrument signed by the Receiver under his seal shall have the same effect as if it were validly executed by the Debtor;

(f)
subject to the Act, all monies collected or received by the Secured Party pursuant to or in exercise of any right it possesses with respect to the Collateral shall be applied to the Indebtedness in such manner as the Secured Party deems appropriate or, at the option of the Secured Party, may be held unappropriated in a collateral account or released to the Debtor, all without prejudice to the liability of the Debtor or the rights of the Secured Party hereunder and any surplus shall be accounted for as required by law;

(g)
at the option of the Secured Party, and to the extent and in the manner provided in the Act, the Secured Party may elect to retain all or any part of the Collateral in satisfaction of the Indebtedness or any part thereof;

(h)
in the event of the Secured Party’s taking possession of the Collateral, or any part thereof, in accordance with the provisions of this Agreement, if applicable, the Secured Party shall have the right to maintain the same upon the premises on which the Collateral may then be situate, and for the purpose of such maintaining shall be entitled to the free use and enjoyment of all necessary buildings, premises, housing, and accommodation for the proper maintaining, housing and protection of the Collateral;

(i)
the Secured Party shall not be liable or accountable for any failure to seize, collect, realize, sell or obtain possession or payment of the Collateral or any part thereof and shall not be bound to institute proceedings for the purpose of seizing, collecting, realizing or obtaining possession or payment of the same or for the purpose of preserving any rights of the Secured Party, the Debtor or any other person, firm or corporation in respect to the same;

(j)
the Secured Party may grant extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges, release any part of the Collateral to third parties and otherwise deal with the debtors of the Debtor, sureties and others and with the Collateral and other securities as the Secured Party may see fit without prejudice to the liability of the Debtor or the Secured Party's right to hold and realize the Collateral;

(k)	the Secured Party may, either directly or through its agents or nominees, exercise any or all of the powers and rights given to a Receiver under this Agreement;

(l)
the rights and remedies herein conferred upon the Secured Party shall be cumulative and not alternative and shall be in addition to and not in substitution or derogation of rights and remedies conferred by the Act and any other applicable law.

6.	Powers of Receiver

Any Receiver appointed by the Secured Party shall have the power:

(a)	to take possession of and get in all or any part of the Collateral;

(b)
to carry on, manage and conduct or to concur in the carrying on, management and conduct of the business of the Debtor and to receive the revenues, incomes, issues and profits of the Collateral and of carrying on the business of the Debtor and to pay therefrom all expenses, charges and borrowings incurred or payable in carrying on the business or otherwise;

(c)
to borrow monies for the purposes of the business of the Debtor, the maintenance and preservation of the Collateral or any part thereof and in so doing the Receiver may issue certificates payable when the Receiver thinks expedient and bearing interest as stated therein and the amounts from time to time payable thereunder shall charge the Collateral in priority to this Agreement;

(d)
to sell and dispose of any or all of the Collateral at public auction, by public or private tender or by private sale at such time and on such terms and conditions as to credit or otherwise and as to upset or reserve bid or price, and as to method of payment whether by way of deferred payment or otherwise, as the Receiver shall in its sole discretion determine and to deliver to the purchaser or purchasers of the Collateral good and sufficient deeds or title documents for the same, the Receiver being hereby constituted the irrevocable attorney of the Debtor for the purpose of making such sale and executing such deeds and transfer documents and any such sale shall be absolute and conclusive as against the Debtor or any person claiming by, from, through or under the Debtor and the Debtor's assigns;

(e)	to make any arrangement or compromise which the Receiver shall deem expedient;

(f)	to sue or defend any action in the name of the Debtor;

(g)	to lease or concur in the leasing of the whole or any part of the Collateral;

(h)	to exercise all or any of the powers or rights incident to the ownership of the Collateral;

(i)
to employ or retain for the execution of the duties and powers conferred upon him hereunder such agents, assistants, professional advisors or other persons as required on the terms and at the remuneration the Receiver considers proper;

(j)	to release any of the Collateral which in the Receiver's opinion is unprofitable or unrealizable or a source of loss or danger;

(k)
to exercise all rights and powers of the Secured Party hereunder and to act generally in relation to the Collateral in such manner and on such terms as may be expedient and in the best interests of the Secured Party;

(l)
to agree to any modification, compromise, release or waiver of the rights of the Secured Party against the Debtor or against the Collateral whether such rights shall arise under this Agreement or otherwise;

(m)	if a sale is on credit, the Receiver shall not be accountable for any monies until actually received.

7.	Perform Obligations of Debtor

The Secured Party shall have the right, but shall not be obliged to perform any of the obligations of the Debtor hereunder and the Debtor shall forthwith pay to the Secured Party upon written demand therefor, an amount equal to the expense incurred by the Secured Party in so doing, together with interest from the date such expense is incurred until it is paid at a rate equal to six and three quarters (6.75%) percent per annum and which shall be added to the Indebtedness secured by this Agreement.

8.	Proceeds in Trust

All Proceeds from the sale or other disposition of the Collateral hereunder realized by the Secured Party or any agent on the Debtor's behalf shall be held in trust by the Debtor for the Secured Party.

9.	Collection of Debts

In the event of a default under this Agreement, the Secured Party may notify all or any Account Debtors of the Security Interest and may also direct such Account Debtors to make all payments on the Collateral to the Secured Party.

10.	No Obligation to Advance

Nothing herein shall obligate the Secured Party to make any advance or loan or future advance or loan or to renew any note or extend any time for payment of any indebtedness or liability of the Debtor to the Secured Party.

11.	Notice

Any demand or notice referred to in this Agreement may be effectively given in the manner provided for in the Act.

12.	Governing Law

This Agreement shall be governed and construed in accordance with the laws of the Province of Alberta and the parties hereby attorn to the exclusive jurisdiction of the courts of the Province of Alberta.

13.	Joint and Several

If one or more persons executes this Security Agreement, their obligation shall be joint and several and each shall remain liable hereunder until all are released in full.

14.	No Waiver

No consent or waiver, express or implied, by the Secured Party of any breach or default by the Debtor in the performance by the Debtor of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of the Debtor's obligations hereunder.  Failure by the Secured Party to complain of any act or failure to act on the part of the Debtor or to declare the Debtor in default, irrespective of how long such failure continues, shall not constitute a waiver by the Secured Party of its rights hereunder.

15.	Number and Gender

Wherever the singular, plural, masculine, feminine or neuter is used throughout this Agreement, the same shall be construed as meaning the singular, plural, masculine, feminine, neuter, body politic or body corporate where the facts or context so requires.

16.	Headings

The headings in this Agreement have been inserted for reference and as a matter of convenience only and in no way define, limit or enlarge the scope or meaning of this Agreement or any provisions hereof.

17.	Time of Essence

Time shall be of the essence of this Agreement.

18.	No Modification

No modification, variation or amendment of any provision of this Agreement shall be made except by a written agreement executed by the parties hereto and no waiver of any provision hereof shall be effective unless in writing.

19.	No Representations

There are no representations, warranties, agreements or conditions, express or implied, statutory or otherwise, affecting the rights and liabilities of the parties hereto or the attributes of the Collateral other than as specifically contained or referred to herein, or as specifically contained in other Security Agreements now or hereafter entered into between the Secured Party and the Debtor.

20.	Continuing Security

This Agreement and the security afforded hereby is in addition to and not in substitution for any other security now or hereafter held by the Secured Party and is intended to be a continuing security agreement and shall remain in full force and effect until the Indebtedness is repaid and the obligations of the Debtor to the Secured Party performed notwithstanding that the Indebtedness is reduced from time to time and thereafter increased or entirely extinguished, or the Secured Party, by instrument in writing terminates this Agreement.

21.	Attachment

The Security Interest created hereby is intended to attach when this Agreement is signed by the Debtor and delivered to the Secured Party.

22.	Unenforceable Terms

If any term, covenant or condition of this Agreement or the application thereof to any party or circumstance shall be invalid or unenforceable to any extent the remainder of this Agreement or the application of such term, covenant or condition to a party or a circumstance other than those to which it is held invalid or unenforceable shall not be affected thereby and each remaining term, covenant or condition of this Agreement shall be valid and shall be enforceable to the fullest extent permitted by law.

23.	Assignment

This Agreement is not assignable by the Debtor without the express prior written consent of the Secured Party, not to be unreasonably withheld.

24.	Law of Property Act

The Debtor covenants and agrees that the provisions of the Law of Property Act of the Province of Alberta shall apply to this Agreement and to the Collateral secured hereby or to any agreement or instrument renewing or extending or collateral to this Agreement or to the Collateral.

25.	Unreasonable

Nothing in this Agreement shall be construed to mean that the Secured Party may act in a commercially unreasonable manner or in bad faith.

26.	Enurement

This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

27.	Acknowledgement of Receipt

The Debtor acknowledges having received a duplicate executed copy of this Agreement on the date of its execution and the Debtor waives any right it may have to receive a Financing Statement or Financing Change Statement.

28.	Preamble and Schedules

The Preamble to this Agreement and all of the schedules attached hereto form a part of this Agreement and are binding on the parties hereto.

IN WITNESS WHEREOF the Debtor has executed this Agreement the day and year first above written.

KERRISDALE RESOURCES LTD.

Per: _______________________________________
JASON WALSH

SCHEDULE "A"

Description of Collateral

1.           All of the Debtor's present personal property being Goods, Documents of Title, Securities, Chattel Paper, Instruments, Money and Intangibles, including, without limitation, the following:

(a)
All present Equipment, and any Proceeds therefrom, including, without limiting the generality of the foregoing, all fixtures, plant, machinery, tools and furniture owned or acquired as of the Effective Date.

(b)
All present Inventory and any Proceeds therefrom, including, without limiting the generality of the foregoing, all raw materials, Goods in process, finished Goods and packaging material and Goods acquired or held for sale or furnished or to be furnished under contracts of rental or service; and

(c)
All present Intangibles and Proceeds therefrom, including, without limiting the generality of the foregoing, all debts, accounts, choses in action, claims, demands and monies now due or owing or accruing due or which may hereafter become due or owing to the Debtor, including (without limiting the foregoing) claims against the Crown in the Right of Canada or of any province, monies which may become payable under any policy or insurance in respect of any loss by fire or other cause which has been or may be incurred by the Debtor (collectively called "Book Debts"), together with all contracts, securities, bills, notes, lien notes, judgments, chattel mortgages, mortgages and all other rights, benefits and documents now or hereafter taken, vested in or held by the Debtor in respect of or as security for the Book Debts hereby assigned or intended so to be or any part thereof and the full benefit and advantage thereof.

2.          Notwithstanding the generality of the foregoing, the Collateral shall specifically include all of the presently owned and earned leasehold Mineral interests of the Debtor on all of those lands legally described in Schedule “B” attached hereto (hereinafter the “Leases”), and any and all Proceeds therefrom, including, and without limiting the generality of the foregoing, any royalties earned by the Debtor pursuant to any of the Leases, and all proceeds from a conveyance, transfer or sub-lease of any of the Leases.

DATED: 18th day of June, 2008.

BETWEEN:

KERRISDALE RESOURCES LTD.

                           - and -

                BRIAN MAHOOD

GENERAL SECURITY AGREEMENT

HUSTWICK HODGSON & PAYNE BARRISTERS & SOLICITORS 600 CAPITAL PLACE 9707 - 110 STREET EDMONTON, ALBERTA T5K 2L9 FILE: 76950 LRC

Schedule "B"

Real Property Assets of Kerrisdale Resources Ltd.

					Working Interests
Lands	P&NG Rights	Wells	Well Status	Producing Zone	and GORR received

SW¼ 26-18-1W4	P&NG to Base Medicine Hat	6-26-18-1W4	Producing gas	Milk River & Medicine Hat	100%

SE¼ 26-18-1W4	P&NG to Base Medicine Hat	8-26-18-1W4	Producing gas	Milk River & Medicine Hat	20% BPO, 30% APO + 5%
					non-convertible GORR
					(Paid Out)

NW¼ 26-18-1W4	P&NG to Base Medicine Hat	14-26-18-1W4	Producing gas	Milk River & Medicine Hat	10% W.I. + 10%
					non-convertible GORR

NE¼ 26-18-1W4	P&NG to Base Medicine Hat	16-26-18-1W4	Producing gas	Milk River & Medicine Hat	20% BPO, 30% APO + 5%
					non-convertible GORR
					(Paid Out)

SE¼ 8-19-1W4	P&NG to Base Medicine Hat	8-8-18-1W4	Producing gas	Milk River & Medicine Hat	20% BPO, 30% APO + 5%
					non-convertible GORR
					(Paid Out)

SW¼ 8-19-1W4	P&NG to Base Medicine Hat	6-8-19-1W4	Producing gas	Milk River & Medicine Hat	100%

NE¼ 8-19-1W4	P&NG to Base Medicine Hat	10-8-19-1W4	Producing gas	Milk River & Medicine Hat	100%

NW¼ 8-19-1W4	P&NG to Base Medicine Hat	13-8-19-1W4	Producing gas	Milk River & Medicine Hat	20% BPO, 30% APO + 5%
					non-convertible GORR
					(Paid Out)

SE¼ 26-20-4W4	P&NG to Base Medicine Hat	8-26-20-4W4	Producing gas	Milk River	20%

SW¼ 26-20-4W4	P&NG to Base Medicine Hat	6-26-20-4W4	Producing gas	Milk River	20%

NE¼ 26-20-4W4	P&NG to Base Medicine Hat	16-26-20-4W4	Producing gas	Milk River	20%

NW¼ 26-20-4W4	P&NG to Base Medicine Hat	14-26-20-4W4	Producing gas	Milk River	20%

NE¼ 26-20-8W4	P&NG to Base Medicine Hat	10-26-20-8W4	Producing gas	Milk River & Medicine Hat	100%

12-46-11W4	P&NG to Base Mannville	6-12-46-11W4	Producing gas	Colony	10% BPO, 6% APO
	except Nat Gas in Viking			Sparky	(Paid Out)
				Lloydminster

6-57-21W4	P&NG below Base of Viking	Nil			25%
	to Basement

S½ & NW¼ 31-39-4W4	P&NG to Base Mannville	2-31-39-4W4	Abandoned		5%

10-47-21W4	P&NG to Base Edmonton	6-10-47-21W4	Standing	Edmonton	25%

W½ & all 32-6-6W2	N.A.		Producing oil	Mississippian	2.0% GORR

Lsd 5 & N½ 33-3-31W1	N.A.		Producing oil	Mississippian	1.0% GORR